UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-05767

DWS Strategic Municipal Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	05/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  MAY 31, 2008

Semiannual Report to Shareholders

DWS Strategic Municipal Income Trust Ticker Symbol: KSM

Contents

click here Performance Summary

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Dividend Repurchase Plan

click here Shareholder Meeting Results

click here Additional Information

click here Privacy Statement

Investments in funds involve risk. Certain investors' income may be subject to the federal Alternative Minimum Tax (AMT), and federal, state and local taxes may also apply. The fund invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that, when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. Leverage results in additional risks and can magnify the effect of any losses. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. There is an initial public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2008

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Returns and rankings based on net asset value during all periods shown reflect fee reductions. Without these fee reductions, returns and rankings would have been lower.

Average Annual Total Returns as of 5/31/08
DWS Strategic Municipal Income Trust	6-Month‡	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	-.61%	.93%	3.85%	5.52%	6.33%
Based on Market Price(a)	9.02%	-1.73%	1.38%	4.95%	6.33%
Lehman Brothers Municipal Bond Index(b)	1.44%	3.87%	3.53%	3.67%	5.06%
Lipper Closed-End High Yield Municipal Debt Funds Category(c)	-2.60%	-4.75%	2.95%	5.31%	4.46%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Market Price
	As of 5/31/08	As of 11/30/07
Net Asset Value	$ 11.69	$ 12.11
Market Price	$ 11.53	$ 10.89

Prices and net asset value fluctuate and are not guaranteed.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
(b) The Lehman Brothers Municipal Bond Index is an unmanaged, unleveraged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
(c) The Lipper Closed-End High Yield Municipal Debt Funds Category includes funds that invest at least 50% of their assets in lower-rated municipal debt issues. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End High Yield Municipal Debt Funds Category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.
Distribution Information
Six Months as of 5/31/08: Income Dividends (common shareholders)	$ .33
May Income Dividend (common shareholders)	$ .0550
Current Annualized Distribution Rate (Based on Net Asset Value) as of 5/31/08+	5.65%
Current Annualized Distribution Rate (Based on Market Price) as of 5/31/08+	5.72%
Tax Equivalent Distribution Rate (Based on Net Asset Value) as of 5/31/08+	8.69%
Tax Equivalent Distribution Rate (Based on Market Price) as of 5/31/08+	8.80%
+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — Closed-End High Yield Municipal Debt Funds Category as of 5/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	2	of	14	14
3-Year	5	of	14	34
5-Year	4	of	11	34
10-Year	1	of	11	9

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

Portfolio Management Review

Philip G. Condon serves as lead portfolio manager of DWS Strategic Municipal Income Trust. Rebecca L. Flinn is a portfolio manager. In the following interview, the DWS municipal bond team discusses the fund's performance for the period and the market environment for municipal bonds.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: Will you describe the general market environment during the semiannual period ended May 31, 2008?

A: Municipal bonds delivered modest positive results over the six months. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, delivered a total return of 1.44% for the six months ended May 31, 2008.1 The broad taxable bond market, as measured by the Lehman Brothers US Aggregate Index, delivered a total return of 1.49% for the same period.2

1 The Lehman Brothers Municipal Bond Index is an unmanaged, unleveraged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
2 The Lehman Brothers US Aggregate Index is an unmanaged, unleveraged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

The US Federal Reserve Board (the Fed) lowered the federal funds rate — the overnight interbank lending rate and a benchmark for interest rates generally — five times totaling 250 basis points (2.5 percentage points) over the period. This left the fed funds rate at 2.00% at the end of May 2008. Municipal yields declined on the shorter parts of the curve, while rising on issues over 10 years.3 Since a bond's yield moves in the opposite direction of its price, this meant that performance of shorter-term municipal bonds was generally better than that of longer issues.

Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. Supply trailed off for much of the six months on concerns over the uncertain credit status of leading bond insurers with exposure to the subprime crisis. Toward the end of the period, issuance began to rebound as issuers converted debt from the stalled auction rate market into fixed-rate securities.4

4 Municipal auction rate securities are debt instruments that typically have a long nominal maturity with interest rate resets determined via a Dutch auction. Bids are filled in order from the lowest yield to the highest yield necessary to sell out the issue, with all successful bidders receiving the highest yield. Reset periods normally range from 1 to 35 days.

Demand for all non-Treasury issues, including municipals, was severely impacted for portions of the period by credit and liquidity concerns stemming from the collapse in subprime mortgages. Support provided by traditional municipal market participants was overwhelmed at times by the unwinding of positions by institutional investors who had been using leveraging and hedging strategies in an attempt to benefit from disparities between the tax-free and taxable markets. This contributed to a significant dislocation between municipal supply and demand. In addition, demand suffered as dealers looking to improve balance sheets in the tight credit environment trimmed municipal inventory. In the second half of the period, retail interest in individual bonds strengthened and flows into tax-free mutual funds returned to positive levels. Insurance companies were consistent buyers of municipals during the period.

Municipal Bond Yield Curve (as of 11/30/07 and 5/31/08)

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund. Performance is historical and does not guarantee future results.

The municipal bond yield curve steepened significantly during the semiannual period. The two-year bond yield decreased 90 basis points from 3.18% to 2.28%, while the 30-year yield increased 21 basis points to 4.53% from 4.32%, resulting in a total steepening of 111 basis points. (See the accompanying graph for municipal bond yield changes from the beginning to the end of the period.)

At the beginning of the fiscal period, credit spreads were relatively narrow by historical standards.5 As the period progressed, spreads widened and high-yield municipal bonds underperformed the broader municipal market over the six months.

5 Credit spread is the additional yield provided by municipal bonds rated AA and below versus municipals rated AAA with comparable effective maturity.

Q: How did DWS Strategic Municipal Income Trust perform for the six-month period ended May 31, 2008?

A: For the semiannual period, DWS Strategic Municipal Income Trust delivered a total return based on net asset value of -0.61%. For the same period, the fund posted a total return based on market value of 9.02%. Its average peer in the Lipper High Yield Municipal Debt Funds category for closed-end funds delivered -2.60% in the period.6 For the six-month period ended May 31, 2008, the fund'sbenchmark, the Lehman Brothers Municipal Bond Index, returned 1.44%. (Past performance is no guarantee of future results. Please see pages 4 through 5 for more complete performance information.) Over the period, the discount at which the fund trades to its net asset value narrowed from around 10% to approximately 1.4%.

6 The Lipper Closed-End High Yield Municipal Debt Funds Category includes funds that invest at least 50% of their assets in lower-rated municipal debt issues. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End High Yield Municipal Debt Funds Category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category. For the 1-, 5- and 10-year periods this category's average was -4.75% (14 funds), 5.31% (11 funds) and 4.46% (11 funds), respectively, as of 5/31/08.

Q: How was the fund positioned, and how did this positioning contribute to its performance for the semiannual period?

A: We continue to manage the fund for total return, while also seeking to provide shareholders with a relatively consistent level of income.

Prior to the period, the yield advantage provided by BBB-rated versus AAA-rated issues was narrow by historical standards, and we did not feel that we could justify any significant tilt toward lower quality given the minimal incremental reward.7 This positioning benefited performance, as market participants sought quality in the wake of the subprime crisis and credit spreads widened over the period. In particular, the fund's modest exposure to tobacco- and airline-related issues helped performance.

7 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

Since credit spreads reached levels where investors are paid more fairly for the incremental risk, we have been selectively increasing exposure to lower-quality issues. Toward the latter part of the semiannual period ended May 31, 2008, we added to the fund's high-yield exposure as credit spreads expanded on issues rated BBB and lower. The credit downgrade of a leading bond insurer also contributed to an increase in holdings rated below AAA.

The fund's holdings of prepaid utility contract bonds was a constraint on returns as these issues are backed by investment banking firms, virtually all of whom have some exposure to the subprime issue.

As we entered the period, the yield curve was relatively flat, reducing the income advantage provided by longer-term issues. In this environment, we emphasized bonds with maturities in the 10- to 15-year range. The fund's curve positioning helped performance, as intermediate-term bonds were less impacted by rising yields and corresponding price declines than longer-dated issues. As the curve has steepened, we have been adding exposure to issues in the 20-30 year range.

Since February 2008, industry-wide developments in the auction-rate preferred markets have caused auctions for the fund's preferred shares to fail. The failed auctions have impacted the fund by increasing the preferred shares' dividend rate to a maximum rate that is at a premium to short-term taxable yields. This initially increased the fund's borrowing costs. However, this negative impact was offset over the last six months by the recent decline in short-term interest rates, which lowered the reference rate used to calculate the fund's cost of leverage. Additional information regarding the fund's preferred shares and failed auctions can be accessed on our Web site www.dws-investments.com and in this report's accompanying Notes to Financial Statements, Note A.

At the end of May, the 10-year municipal bond was yielding approximately 90% of the comparable maturity Treasury bond, up from about 80% 12 months earlier, reflecting an attractive relative valuation. As wider credit spreads and a steeper yield curve have emerged, we have continued to adopt a less defensive position in order to take advantage of potential opportunities. With insurance becoming less of a factor in the municipal market, we believe the fund's long-standing focus on intensive credit evaluation will likely be increasingly valuable going forward.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	5/31/08	11/30/07

Revenue Bonds	60%	54%
ETM/Prerefunded Bonds	36%	41%
General Obligation Bonds	3%	3%
Lease Obligations	1%	2%
	100%	100%
Quality	5/31/08	11/30/07

AAA	20%	46%
AA	9%	5%
A	15%	6%
BBB	20%	15%
BB	4%	3%
B	2%	2%
Below B	—	1%
Not Rated	30%	22%
	100%	100%
Interest Rate Sensitivity	5/31/08	11/30/07

Average Maturity	8.0 years	6.9 years
Duration	6.4 years	6.0 years
Top Five State Allocations (As a % of Investment Portfolio)	5/31/08	11/30/07

New York	19%	19%
Texas	9%	13%
California	7%	9%
Nevada	5%	5%
South Carolina	5%	4%

Asset allocation, quality, interest rate sensitivity and top five state allocations are subject to change. Duration shown does not account for the leverage position of the Fund.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 12. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2008 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 144.0%
Alabama 2.8%
Alabama, Sales & Special Tax Revenue, Public School and College Authority, Series C, 5.625%, 7/1/2013	1,000,000	1,047,410
Huntsville, AL, Hospital & Healthcare Revenue, Health Care Authority, Series A, 5.75%, 6/1/2031	1,500,000	1,638,345
Sylacauga, AL, Health Care Authority Revenue, Coosa Valley Medical Center, Series A, 6.0%, 8/1/2035	1,000,000	918,090
		3,603,845
Arizona 1.4%
Arizona, Project Revenue, Health Facilities Authority, The New Foundation Project, 8.25%, 3/1/2019	1,725,000	1,730,244
California 10.2%
California, Morongo Band of Mission Indians, Enterprise Casino Revenue, Series B, 144A, 6.5%, 3/1/2028	1,000,000	1,008,700
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series A-1, 5.0%, 6/1/2033	2,000,000	1,668,240
Series B, 5.625%, 6/1/2038	1,890,000	2,074,029
Series 2003-A-1, 6.75%, 6/1/2039	4,500,000	5,168,745
Sacramento County, CA, Sales & Special Tax Revenue, Bradshaw Road Project, 7.2%, 9/2/2015	965,000	970,819
Sacramento, CA, Project Revenue, City Financing Authority, Convention Center Hotel, Series A, 6.25%, 1/1/2030	1,985,000	2,096,696
		12,987,229
Colorado 2.6%
Colorado, Health Facilities Authority Revenue, Christian Living Communities Project, Series A, 5.75%, 1/1/2037	1,000,000	897,150
Colorado, Hospital & Healthcare Revenue, Portercare Adventist Health Project, 6.5%, 11/15/2031	1,000,000	1,128,800
Colorado, Transportation/Tolls Revenue, Northwest Parkway Public Highway Authority, Series D, 7.125%, 6/15/2041	1,145,000	1,292,900
		3,318,850
Connecticut 3.5%
Greenwich, CT, Multi-Family Housing Revenue, 6.35%, 9/1/2027	2,000,000	2,050,880
Mashantucket, CT, Mashantucket Western Pequot Tribe, Special Revenue, Series A, 144A, 6.5%, 9/1/2031	705,000	705,247
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Mashantucket Western Pequot Tribe:
Series B, 144A, Zero Coupon, 9/1/2017	2,000,000	1,167,080
Series B, 144A, Zero Coupon, 9/1/2018	1,000,000	526,540
		4,449,747
District of Columbia 0.5%
District of Columbia, General Obligation, Series A, 5.0%, 6/1/2018 (a)	660,000	667,346
Florida 2.7%
Miami Beach, FL, Health Facilities Authority Hospital Revenue, Mount Sinai Medical Center, 144A, 6.75%, 11/15/2029	1,600,000	1,627,072
Orlando, FL, Greater Aviation Authority, Airport Facilities Revenue, Jet Blue Airways Corp., AMT, 6.5%, 11/15/2036	1,000,000	798,640
Orlando, FL, Special Assessment Revenue, Conroy Road Interchange Project, Series A, 5.8%, 5/1/2026	1,000,000	999,390
		3,425,102
Georgia 2.7%
Americus-Sumter County, GA, Hospital & Healthcare Revenue, Hospital Authority, South Georgia Methodist, Series A, 6.375%, 5/15/2029	1,250,000	1,252,112
Burke County, GA, Development Authority Pollution Control Revenue, Vogtle Project, Series 2, 1.35%**, 10/1/2032	1,000,000	1,000,000
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue, Series A, 5.5%, 9/15/2024	1,220,000	1,169,248
		3,421,360
Guam 0.8%
Guam, Government Waterworks Authority, Water & Wastewater System Revenue, 6.0%, 7/1/2025	1,000,000	1,014,260
Illinois 5.6%
Illinois, Finance Authority Revenue, Monarch Landing, Inc. Facility, Series A:
7.0%, 12/1/2027	1,000,000	1,015,580
7.0%, 12/1/2037	1,000,000	996,900
Illinois, Finance Authority Revenue, Three Crowns Park Plaza, Series A, 5.875%, 2/15/2038	1,000,000	895,070
Illinois, Hospital & Healthcare Revenue, 6.75%, 2/15/2016	2,180,000	2,349,473
Illinois, Upper River Valley Development Authority, Solid Waste Disposal Revenue, Waste Recovery Project, AMT, 5.9%, 2/1/2014	1,165,000	1,167,156
University Park, IL, Sales & Special Tax Revenue, Governors Gateway Industrial Park, 8.5%, 12/1/2011	795,000	797,981
		7,222,160
Indiana 2.9%
Indiana, Senior Care Revenue, Health Facilities Finance Authority, Franciscan Eldercare Community Services, 5.875%, 5/15/2029	3,000,000	2,757,390
Vigo County, IN, Hospital Authority Revenue, Union Hospital, Inc., 144A, 5.7%, 9/1/2037	1,000,000	888,980
		3,646,370
Iowa 2.3%
Cedar Rapids, IA, First Mortgage Revenue, Cottage Grove Place, Series A, 5.875%, 7/1/2028	1,670,000	1,463,187
Iowa, Finance Authority Retirement Community Revenue, Edgewater LLC Project, 6.5%, 11/15/2027	1,000,000	963,160
Lake City, IA, Senior Care Revenue, Health Care Facility, Opportunity Living Project, 144A, 6.45%, 5/1/2011	525,000	527,987
		2,954,334
Kansas 4.4%
Lenexa, KS, Health Care Facility Revenue, 5.5%, 5/15/2039	2,000,000	1,719,400
Manhattan, KS, Senior Care Revenue, Meadowlark Hills Retirement, Series A, 6.5%, 5/15/2028	300,000	315,738
Overland Park, KS, Industrial Development Revenue, Series A, 7.375%, 1/1/2032	2,000,000	2,241,120
Wyandotte County, KS, Unified Government Special Obligation Revenue, Sales Tax, Series B, 5.0%, 12/1/2020	1,400,000	1,357,608
		5,633,866
Kentucky 0.9%
Kentucky, Economic Development Finance Authority, Health System Revenue, Norton Healthcare:
Series A, Prerefunded, 6.625%, 10/1/2028	790,000	871,781
Series A, 6.625%, 10/1/2028	210,000	221,285
		1,093,066
Louisiana 3.2%
Louisiana, Local Government Environmental Facilities, Community Development Authority Revenue, 6.75%, 11/1/2032	1,000,000	1,005,180
Morehouse Parish, LA, Pollution Control Revenue, International Paper Co. Project, Series A, 5.25%, 11/15/2013	3,000,000	3,050,400
		4,055,580
Maryland 6.7%
Anne Arundel County, MD, General Obligation, National Business Park Project, Prerefunded, 144A, 7.375%, 7/1/2028	983,000	1,096,477
Anne Arundel County, MD, Revenue Lease, Arundel Mills Project, Prerefunded, 7.1%, 7/1/2029	1,500,000	1,608,540
Maryland, Higher Education Revenue, Collegiate Housing Foundation:
Series A, Prerefunded, 5.75%, 6/1/2019	1,000,000	1,055,770
Series A, Prerefunded, 5.75%, 6/1/2031	1,000,000	1,055,770
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	1,000,000	1,098,890
Maryland, State Economic Development Corp. Revenue, Senior Lien Project, Chesapeake Bay, Series B, 5.25%, 12/1/2031	2,000,000	1,615,880
Maryland, State Health & Higher Educational Facilities Authority Revenue, Washington County Hospital, 5.75%, 1/1/2033	1,000,000	980,600
		8,511,927
Massachusetts 5.6%
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, 9.0%, 12/15/2015	1,700,000	2,058,921
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	1,895,000	1,912,775
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	1,790,000	1,838,437
Massachusetts, State Development Finance Agency Revenue, YMCA of Greater Worcester, 1.6%**, 9/1/2041, TD BankNorth NA (b)	275,000	275,000
Massachusetts, State Health & Educational Facilities Authority Revenue, Partners Healthcare Systems:
Series C, Prerefunded, 5.75%, 7/1/2032	965,000	1,059,995
Series C, 5.75%, 7/1/2032	35,000	36,645
		7,181,773
Michigan 4.5%
Kalamazoo, MI, Economic Develpoment Corp. Revenue, Heritage Community, 5.375%, 5/15/2027	1,000,000	876,590
Kalamazoo, MI, Industrial Development Revenue, Economic Development Corp., Series A, 7.5%, 5/15/2029	2,000,000	2,219,680
Saginaw, MI, Hospital & Healthcare Revenue, Hospital Finance Authority, Covenant Medical Center, Series F, 6.5%, 7/1/2030	1,000,000	1,059,340
Tawas City, MI, Hospital Finance Authority, St. Joseph Health Services:
Series A, ETM, 5.6%, 2/15/2013	230,000	242,174
Series A, ETM, 5.75%, 2/15/2023	1,300,000	1,328,379
		5,726,163
Missouri 0.8%
Branson, MO, Regional Airport Transportation Development District, Airport Revenue, Series B, AMT, 6.0%, 7/1/2037	250,000	217,023
St. Louis, MO, Special Assessment Revenue, Scullin Redevelopment Area, Series A, 10.0%, 8/1/2010	770,000	828,566
		1,045,589
Nevada 2.0%
Henderson, NV, Health Care Facility Revenue, Catholic Healthcare West, Series B, 5.25%, 7/1/2031	2,000,000	1,970,960
Las Vegas, NV, Transportation/Tolls Revenue, Las Vegas Monorail Project, 7.375%, 1/1/2030	2,000,000	634,280
		2,605,240
New Hampshire 1.9%
New Hampshire, Higher Education Revenue, Health & Educational Facilities Authority, New Hampshire College Issue, 7.4%, 1/1/2023	1,000,000	1,126,070
New Hampshire, Hospital & Healthcare Revenue, Rivermead at Peterborough Retirement Community, 5.75%, 7/1/2028	1,500,000	1,365,345
		2,491,415
New Jersey 1.3%
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.75%, 6/15/2034	290,000	283,110
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2032	1,330,000	1,432,064
		1,715,174
New Mexico 2.1%
Farmington, NM, Pollution Control Revenue, 5.8%, 4/1/2022	2,750,000	2,740,705
New York 21.2%
Long Island, NY, Power Authority Electric System Revenue, Series E, 5.0%, 12/1/2021 (a)	8,000,000	8,304,080
Nassau County, NY, Hospital & Healthcare Revenue, 6.0%, 8/1/2016 (a)	2,825,000	3,007,523
Nassau County, NY, Industrial Development Agency, Continuing Care Retirement, Amsterdam at Harborside, Series A, 6.7%, 1/1/2043	1,000,000	1,004,340
Nassau County, NY, Project Revenue, North Shore Healthcare Systems Project, Series B, 5.875%, 11/1/2011	475,000	495,254
New York, Core City General Obligation, Series C, 7.0%, 2/1/2010	315,000	317,344
New York, Sales & Special Tax Revenue, Metropolitan Transportation Authority, Series A, Prerefunded, 5.125%, 4/1/2019 (a)	1,450,000	1,614,589
New York, State General Obligation Lease, Higher Education Revenue, Dormitory Authority, State University, Prerefunded, 5.125%, 5/15/2021 (a)	1,515,000	1,532,983
New York, Transportation/Tolls Revenue, Triborough Bridge and Tunnel Authority Systems, ETM, Series Y, 6.0%, 1/1/2012	5,000,000	5,366,900
New York & New Jersey, Port Authority, Series 1969, AMT, 144A, 2.12%**, 4/15/2015 (a)	1,495,000	1,495,000
New York City, NY, Industrial Development Agency Revenue, Liberty-7, World Trade Center, Series A, 6.25%, 3/1/2015	2,000,000	2,024,040
New York City, NY, Industrial Development Agency, Special Facility Revenue, American Airlines, JFK International Airport, AMT, 8.0%, 8/1/2028	2,000,000	1,957,040
		27,119,093
North Carolina 1.9%
North Carolina, Electric Revenue, Municipal Power Agency:
Series C, 5.375%, 1/1/2017	1,000,000	1,035,850
Series B, 6.375%, 1/1/2013	1,300,000	1,378,676
		2,414,526
North Dakota 0.9%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, 7.125%, 8/15/2024	1,000,000	1,107,400
Ohio 1.7%
Buckeye, OH, Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/1/2030	2,350,000	2,133,518
Pennsylvania 5.4%
Montgomery County, PA, Industrial Development Authority Revenue, Whitemarsh Continuing Care, 6.25%, 2/1/2035	600,000	556,440
Montgomery County, PA, Senior Care Revenue, Higher Education & Health Authority, Philadelphia Geriatric Center, Series A, 7.25%, 12/1/2027	2,000,000	2,175,140
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	750,000	794,707
Pennsylvania, St. Mary Hospital Authority, Health Systems Revenue, Catholic Health East, Series B, 5.5%, 11/15/2024	1,465,000	1,646,089
Philadelphia, Redevelopment Authority Revenue, First Lien Mortgage, Series A, 6.5%, 1/1/2029	610,100	613,395
Westmoreland County, PA, Senior Care Revenue, Industrial Development Authority, Health Care Facilities-Redstone, Series B, 8.125%, 11/15/2030	1,000,000	1,139,340
		6,925,111
Puerto Rico 3.3%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, Series A, 6.0%, 7/1/2038	4,000,000	4,238,840
Rhode Island 1.5%
Rhode Island, Special Assessment Revenue, Series A, 6.125%, 6/1/2032	2,000,000	1,951,900
South Carolina 8.1%
Hardeeville, SC, Assessment Revenue, Anderson Tract Municipal Improvement District, Series A, 7.75%, 11/1/2039	1,000,000	1,006,000
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance:
Series C, Prerefunded, 7.0%, 8/1/2030	1,375,000	1,620,754
Series C, 7.0%, 8/1/2030	170,000	199,942
Series A, Prerefunded, 7.375%, 12/15/2021	1,000,000	1,136,730
South Carolina, Jobs Economic Development Authority Revenue, Bon Secours Health System:
Series A, Prerefunded, 5.625%, 11/15/2030	415,000	459,409
Series B, 5.625%, 11/15/2030	1,585,000	1,611,771
South Carolina, Transportation Infrastructure Bank Revenue, Series A, Prerefunded, 5.375%, 10/1/2024 (a)	4,150,000	4,369,244
		10,403,850
South Dakota 1.6%
South Dakota, Hospital & Healthcare Revenue, Sioux Valley Hospital, Series E, 5.375%, 11/1/2024	2,000,000	2,040,840
Tennessee 2.6%
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue:
5.0%, 12/15/2017	500,000	483,490
5.0%, 12/15/2018	540,000	517,855
Johnson City, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board Hospital, Series A, 7.5%, 7/1/2033	2,000,000	2,383,420
		3,384,765
Texas 15.7%
Abilene, TX, Senior Care Revenue, Health Facilities Development, Sears Methodist Retirement Facilities, Series A, 5.9%, 11/15/2025	2,500,000	2,420,875
Austin, TX, Bergstrom Landhost Enterprises, Inc., Airport Hotel Project, Series A, 6.413%, 4/1/2027*	1,975,000	1,460,967
Hidalgo County, TX, Health Services, Mission Hospital:
Prerefunded, 6.75%, 8/15/2016	915,000	923,912
6.75%, 8/15/2016	1,085,000	1,090,761
Houston, TX, Transportation/Tolls Revenue, Special Facilities, Continental Airlines, Inc., AMT, Series E, 6.75%, 7/1/2029	2,000,000	1,712,000
Tarrant County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.7%, 11/15/2030	1,000,000	1,109,060
Texas, Industrial Development Revenue, Waste Disposal Authority, AMT, Series A, 6.1%, 8/1/2024	1,000,000	985,270
Texas, Lower Colorado River Authority Revenue:
Series B, Prerefunded, 6.0%, 5/15/2013 (a)	10,000	10,482
Series B, 6.0%, 5/15/2013 (a)	4,990,000	5,193,941
Travis County, TX, Health Facilities Development Corp., Retirement Facility Revenue, Querencia Barton Creek Project, 5.65%, 11/15/2035	1,250,000	1,106,750
Travis County, TX, Hospital & Healthcare Revenue, Ascension Health Credit, Series A, 6.0%, 11/15/2012 (a)	3,860,000	4,060,373
		20,074,391
Virgin Islands 2.5%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.375%, 10/1/2019	3,000,000	3,191,460
Virginia 1.7%
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Authority, Greenspring Retirement Community, Series A, 7.25%, 10/1/2019	2,000,000	2,166,420
Washington 2.0%
Washington, State Health Care Facilities Authority Revenue, Series C, 5.375%, 8/15/2028 (a)	595,000	599,891
Washington, State Health Care Facilities Authority Revenue, Virginia Mason Medical Center, Series A, 6.125%, 8/15/2037	2,000,000	1,966,400
		2,566,291
West Virginia 1.7%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center, Series A, 6.75%, 9/1/2022	390,000	430,346
West Virginia, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2022	1,610,000	1,776,554
		2,206,900
Wisconsin 0.8%
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority, Aurora Health Care, Inc., 6.875%, 4/15/2030	1,000,000	1,055,400
Total Municipal Bonds and Notes (Cost $178,260,108)		184,222,050

Municipal Inverse Floating Rate Notes (c) 27.7%
California 3.3%
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2027 (a) (d)	2,110,335	2,198,477
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2028 (a) (d)	1,948,001	2,029,364
Trust: California, Austin Trust, Various States, Series 2008-1104, 14.623%, 5/1/2027, Leverage Factor at purchase date: 4 to 1
		4,227,841
Illinois 2.3%
Aurora, IL, Single Family Mortgage Revenue, Series C, AMT, 5.5%, 6/1/2045 (d)	2,960,000	2,968,865
Trust: Aurora, IL, Puttable Floating Option Tax Exempt Receipts, RITES-PA-1499, AMT, 144A, 16.33%, 6/1/2045, Leverage Factor at purchase date: 4 to 1
Nevada 6.1%
Clark County, NV, School District, Series A, 5.0%, 6/15/2022 (a) (d)	7,327,500	7,805,093
Trust: Clark County, NV, School District, Series 1976, 144A, 13.111%, 6/15/2022, Leverage Factor at purchase date: 4 to 1
New York 11.1%
New York, State Dormitory Authority, State Personal Income Tax Revenue, Series A, 5.0%, 3/15/2023 (d)	5,535,000	5,870,018
Trust: New York, State Dormitory Authority Revenues, Secondary Issues, Series 1955-2, 144A, 14.438%, 3/15/2023, Leverage Factor at purchase date: 4 to 1
New York & New Jersey, Port Authority, Series 147, 5.0%, 10/15/2023 (a) (d)	8,260,000	8,324,346
Trust: New York & New Jersey, Port Authority Revenue, Series 1969, AMT, 144A, 13.1%, 4/15/2023, Leverage Factor at purchase date: 4 to 1
		14,194,364
Tennessee 4.9%
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2024 (d)	5,918,585	6,284,175
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-1, 144A, 14.147%, 1/1/2024, Leverage Factor at purchase date: 4 to 1
Total Municipal Inverse Floating Rate Notes (Cost $35,372,660)		35,480,338
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $213,632,768)+	171.7	219,702,388
Other Assets and Liabilities, Net	(17.0)	(21,768,047)
Preferred Shares, at Redemption Value	(54.7)	(70,000,000)
Net Assets Applicable to Common Shareholders	100.0	127,934,341
* Partial interest paying security. The rate shown represents 95% of the original coupon rate.
** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2008.
+ The cost for federal income tax purposes was $213,040,090. At May 31, 2008, net unrealized appreciation for all securities based on tax cost was $6,662,298. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,010,728 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,348,430.
(a) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	2.0
Financial Guaranty Insurance Company	12.5
Financial Security Assurance, Inc.	6.4
MBIA Corp.	2.1
Radian Asset Assurance	0.3
(b) Security incorporates a letter of credit from a major bank.
(c) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.
(d) Security forms part of the below tender option bond trust. Principal amount and value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to repay principal and pay interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and are used to repay principal and pay interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities at Value
Level 1 — Quoted Prices	$ —
Level 2 — Other Significant Observable Inputs	219,702,388
Level 3 — Significant Unobservable Inputs	—
Total	$ 219,702,388

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2008 (Unaudited)
Assets
Investments in securities, at value (cost $213,632,768)	$ 219,702,388
Cash	448,931
Receivable for investments sold	110,000
Interest receivable	3,415,383
Other assets	813
Total assets	223,677,515
Liabilities
Payable for floating rate notes issued	25,544,214
Distributions payable	19,632
Accrued management fee	101,621
Other accrued expenses and payables	77,707
Total liabilities	25,743,174
Preferred shares, at redemption value	70,000,000
Net assets applicable to common shareholders	$ 127,934,341
Net Assets Consist of
Undistributed net investment income	983,179
Net unrealized appreciation (depreciation) on investments	6,069,620
Accumulated net realized gain (loss)	(539,288)
Paid-in capital	121,420,830
Net assets applicable to common shareholders	$ 127,934,341
Net Asset Value
Net Asset Value per common share ($127,934,341 ÷ 10,945,306 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.69

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2008 (Unaudited)
Investment Income
Income: Interest	$ 6,528,506
Expenses: Management fee	599,339
Services to shareholders	20,199
Custodian fee	3,841
Professional fees	37,004
Trustees' fees and expenses	20,230
Reports to shareholders	25,805
Auction service fee	89,304
Stock exchange listing fees	11,895
Interest expense and fees on floating rate notes	499,790
Other	40,563
Total expenses before expense reductions	1,347,970
Expense reductions	(11,483)
Total expenses after expense reductions	1,336,487
Net investment income	5,192,019
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,887,039
Change in net unrealized appreciation (depreciation) on investments	(6,812,080)
Net gain (loss)	(4,925,041)
Dividends on preferred shares	(1,307,140)
Net increase (decrease) in net assets resulting from operations	$ (1,040,162)

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended May 31, 2008 (Unaudited)
Cash Flows from Operating Activities:
Investment income received*	$ 6,741,763
Payment of operating expenses	(871,313)
Payment of interest expense	(499,790)
Proceeds from sales and maturities of investments	83,685,917
Purchases of investments	(78,392,632)
Cash provided (used) by operating activities	$ 10,663,945
Cash Flows from Financing Activities:
Net increase (decrease) in payable for floating rate notes issued	(5,298,286)
Distributions and dividends paid (net of reinvestment of distributions)	(4,924,311)
Cash provided (used) by financing activities	(10,222,597)
Increase (decrease) in cash	441,348
Cash at beginning of period	7,583
Cash at end of period	$ 448,931
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations (excluding dividends on preferred shares)	$ 266,978
Net (increase) decrease in cost of investments	6,931,290
Net (increase) decrease in unrealized appreciation (depreciation) on investments	6,812,080
(Increase) decrease in interest receivable	190,232
(Increase) decrease in receivable for investments sold	50,000
Increase (decrease) in payable for investments purchased	(3,552,019)
Increase (decrease) in other accrued expenses and payables	(33,803)
(Increase) decrease in other assets	(813)
Cash provided (used) by operating activities	$ 10,663,945
* Non-cash activity from market discount accretion and premium amortization in the net amount of $23,025 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2008 (Unaudited)	Year Ended November 30, 2007
Operations: Net investment income	$ 5,192,019	$ 10,127,507
Net realized gain (loss)	1,887,039	175,059
Change in net unrealized appreciation (depreciation)	(6,812,080)	(4,661,155)
Dividends on preferred shares	(1,307,140)	(2,628,752)
Net increase (decrease) in net assets resulting from operations	(1,040,162)	3,012,659
Distributions to common shareholders from: Net investment income	(3,611,951)	(7,221,341)
Fund share and paid-in capital transactions: Net proceeds from shares issued to common shareholders in reinvestment of distributions	—	114,736
Reimbursement by Advisor (see Note F)	—	175,116
Net increase (decrease) in net assets from Fund share and paid-in capital transactions	—	289,852
Increase (decrease) in net assets	(4,652,113)	(3,918,830)
Net assets at beginning of period	132,586,454	136,505,284
Net assets at end of period (including undistributed net investment income of $983,179 and $710,251, respectively)	$ 127,934,341	$ 132,586,454
Other Information
Common shares outstanding at beginning of period	10,945,306	10,936,008
Shares issued to common shareholders in reinvestment of distributions	—	9,298
Common shares outstanding at end of period	10,945,306	10,945,306

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.11	$ 12.48	$ 12.29	$ 12.26	$ 12.23	$ 11.84
Income (loss) from investment operations: Net investment income[b]	.47	.93	.93	.95	.98	.99
Net realized and unrealized gain (loss)	(.44)	(.42)	.23	.13	.03	.34
Dividends on preferred shares (common share equivalent): From net investment income	(.12)	(.24)	(.22)	(.15)	(.08)	(.07)
Total from investment operations	(.09)	.27	.94	.93	.93	1.26
Less distributions from: Net investment income to common shareholders	(.33)	(.66)	(.75)	(.90)	(.90)	(.87)
Reimbursement by advisor	—	.02	—	—	—	—
Net asset value, end of period	$ 11.69	$ 12.11	$ 12.48	$ 12.29	$ 12.26	$ 12.23
Market value, end of period	$ 11.53	$ 10.89	$12.26	$ 14.15	$ 12.38	$ 12.62
Total Return
Based on net asset value (%)[d]	(.61)c**	2.53[c,e]	7.80[c]	7.59	7.98	10.85
Based on market value (%)[d]	9.02**	(6.14)	(8.02)	22.68	5.58	15.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	128	133	137	134	133	132
Ratio of expenses before fee reductions (%) (based on net assets of common shares, including interest expense)[f]	2.07*	1.64	1.26	1.31	1.25	1.28
Ratio of expenses after fee reductions (%) (based on net assets of common shares, including interest expense)[f]	2.06*	1.62	1.25	1.31	1.25	1.28
Ratio of expenses after fee reductions (%) (based on net assets of common shares, excluding interest expense)	1.29*	1.26	1.25	1.31	1.25	1.28
Ratio of expenses before fee reductions (%) (based on net assets of common and preferred shares, including interest expense)[f]	1.34*	1.07	.83	.86	.82	.83
Ratio of expenses after fee reductions (%) (based on net assets of common and preferred shares, including interest expense)[f]	1.34*	1.07	.82	.86	.82	.83
Years Ended November 30, (continued)	2008[a]	2007	2006	2005	2004	2003
Ratio of expenses after fee reductions (%) (based on net assets of common and preferred shares, excluding interest expense)	.84*	.83	.82	.86	.82	.83
Ratio of net investment income (loss) (%) (based on net assets of common shares)	8.00*	7.56	7.55	7.60	8.03	8.26
Ratio of net investment income (loss) (%) (based on net assets of common and preferred shares)	5.20*	4.96	4.97	5.01	5.25	5.36
Portfolio turnover rate (%)	34**	44	41	19	15	14
Preferred shares information at end of period: Aggregate amount outstanding ($ millions)	70	70	70	70	70	70
Asset coverage per share ($)[g]	70,691	72,352	73,752	72,900	72,500	72,200
Liquidation and market value per share ($)	25,000	25,000	25,000	25,000	25,000	25,000
[a] For the six months ended May 31, 2008 (Unaudited).
[b] Based on average common shares outstanding during the period.
[c] Total return would have been lower had certain fees not been reduced.
[d] Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
[e] Includes a non-recurring reimbursement from the Advisor for a fee previously charged to the Fund (see Note F). Excluding this non-recurring reimbursement, total return would have been 0.13% lower.
[f] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
[g] Asset coverage per share equals net assets of common shares plus the redemption value of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Strategic Municipal Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective December 1, 2007, which governs the application of generally accepted accounting principles that require fair value measurements of the Fund's assets and liabilities. Fair value is an estimate of the price the Fund would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels as follows:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value. The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities. For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The Fund may record changes to valuations based on the amount that might reasonably be expected to receive for a security upon its current sale consistent with the fair value measurement objective. Each determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to the type of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issue or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold, and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value determined upon sale of those investments.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the original transferred bond in its investment portfolio and a corresponding liability in the statement of assets and liabilities equal to the floating rate note issued. When a trust is terminated and/or collapsed by either party, the related fixed rate securities held by the trust are delivered back to the Fund where they are either held or sold, and the related liability of the floating rate note issued is adjusted. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the 1940 Act. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes during the six months ended May 31, 2008 was approximately $28,453,000, with a weighted average interest rate of 3.44%.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

At November 30, 2007, the Fund had a net tax basis capital loss carryforward of approximately $3,195,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2011 ($3,010,000) and November 30, 2012 ($185,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Preferred Shares. The Fund has issued and outstanding 2,800 Series T municipal auction rate cumulative preferred shares ("Preferred Shares"), at a liquidation value of $25,000 per share. The Preferred Shares are senior to and have certain class specific preferences over the common shares. The dividend rate on the Preferred Shares is set through a "Dutch" auction process, and the dividends are generally paid every seven days. In the auction process, holders of the Preferred Shares indicate the dividend rate at which they would be willing to hold or sell their Preferred Shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers. If an auction fails, the Preferred Shares' dividend rate adjusts to a "maximum rate," which, based on current Preferred Share ratings (AAA as of May 31, 2008), is 110% times the higher of the "Taxable Equivalent of the Short-Term Municipal Bond Rate" (defined as the approximate taxable yield equivalent of the yield on short-term municipal securities derived by reference to the S&P Kenny 30-day High Grade Index) and the applicable AA Composite Commercial Paper Rate. In addition, existing Preferred Shareholders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Preferred Shareholders may sell their shares at the next scheduled auction, subject to the same risk that the subsequent auction will not attract sufficient demand for a successful auction to occur. Broker-dealers may also try to facilitate secondary trading in the Preferred Shares, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount.

During the six months ended May 31, 2008, the dividend rates ranged from 2.559% to 5.000%. The 1940 Act requires that the Preferred Shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two trustees at all times, and b) elect a majority of the trustees at any time when dividends on the Preferred Shares are unpaid for two full years. Unless otherwise required by law or under the terms of the preferred shares designation statement, each Preferred Share is entitled to one vote and Preferred Shareholders will vote together with common shareholders as a single class and have the same voting rights.

Since February 2008, the Fund, like many other closed-end funds throughout the industry, has experienced failed auctions on its auction rate Preferred Shares. Recent auctions have failed because there were not enough bids to cover the shares for sale, indicating a lack of liquidity in the market. While repeated auction fails have affected the liquidity for the auction rate Preferred Shares, a failed auction does not represent a default or loss of capital of the Fund's auction rate Preferred Shares and the auction rate Preferred Shareholders have continued to receive dividends at the previously defined "maximum rate". As of May 31, 2008, the Preferred Shares of the Fund continue to be triple-A rated by its respective rating agencies. Prolonged auction failures may increase the cost of leverage to the Fund. DWS continues to evaluate alternatives for restructuring the leverage of the Fund.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at May 31, 2008. Non-cash activity from discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended May 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $74,840,613 and $83,635,917, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.60% of the Fund's average weekly net assets, computed and accrued daily and payable monthly.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2008, the amount charged to the Fund by DISC aggregated $17,760, of which $11,983 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $5,888, of which $5,507 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the recent DWS Funds board consolidation, certain Independent Board Members resigned and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended May, 2008, the Fund paid its allocated portion of the retirement benefit of $9,967 to the noncontinuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Other Related Parties. Deutsche Bank Trust Company Americas, an affiliate of the Advisor, is the auction agent with respect to the Preferred Shares. The auction agent pays each broker-dealer a service charge from funds provided by the Fund ("Auction Service Fee"). The Auction Service Fee charged to the Fund for the six months ended May 31, 2008 aggregated $89,304, of which $1,980 is unpaid.

In addition, Deutsche Bank Trust Company Americas charges an administration fee for Preferred Shares. The amount charged to the Fund for the six months ended May 31, 2008 aggregated $2,928, all of which is unpaid.

D. Fee Reductions

For the six months ended May 31, 2008, the Advisor agreed to reimburse the Fund $300 which represents a portion of the expected fee savings for the Advisor through December 31, 2007, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2008, the Fund's custodian fee was reduced by $453 and $763, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Payment made by Affiliates

During the year ended November 30, 2007, the Advisor fully reimbursed the Fund $175,116 for a fee previously charged to the Fund. This reimbursement was treated as a capital contribution and is reported as "Reimbursement by Advisor" on the Statement of Changes in Net Assets.

Dividend Repurchase Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of DWS Strategic Municipal Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact DWS Investments Service Company, whose address and phone number are provided in Paragraph E, for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed Computershare Inc. ("Computershare") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). Computershare will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that Computershare is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to Computershare, Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform Computershare of the total funds available for the purchase of Shares and Computershare will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

DWS Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by Computershare in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or Computershare has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom Computershare acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to Computershare's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as Computershare will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or Computershare to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify Computershare to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Shareholder Meeting Results

The Annual Meeting of Shareholders of DWS Strategic Municipal Income Trust (the "Fund") was held on May 20, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matter was voted upon by the shareholders of said Fund (the resulting votes are presented below):

1. To elect thirteen Trustees to the Board of the Fund.

	Number of Votes:
Trustees	For	Withheld
John W. Ballantine	9,385,170	508,504
Henry P. Becton, Jr.	9,403,470	490,204
Dawn-Marie Driscoll	9,399,958	493,716
Keith R. Fox	9,401,395	491,739
Paul K. Freeman	9,410,471	483,203
Kenneth C. Froewiss	9,410,021	486,653
Richard J. Herring	9,406,970	486,704
William McClayton	9,378,733	514,941
Rebecca W. Rimel	9,400,766	492,908
William N. Searcy, Jr.	9,411,858	481,816
Jean Gleason Stromberg	9,400,070	493,604
Robert H. Wadsworth*	45	0
Axel Schwarzer*	45	0
* Elected by preferred shareholders only.

Until recently, substantially all DWS open-end funds and most DWS closed-end funds were overseen by one of two boards of directors or trustees (the "Boards"). In 2007, each Board, including the Board that has historically overseen the Fund (the "Chicago Board"), determined that the formation of a single consolidated Board overseeing all DWS funds (the "Consolidated Board") would be in the best interests of the funds. Accordingly, each Board approved a plan to consolidate the Chicago Board with the other primary DWS fund board (the "New York Board"). (The geographic references in the preceding sentences merely indicate where each Board historically held most of its meetings.)

Effective May 20, 2008, with the election of the above-named Trustees, the Fund is governed by the Consolidated Board. The Consolidated Board consists of five members from the Fund's original Chicago Board (John W. Ballantine, Paul K. Freeman, William McClayton, Axel Schwarzer, and Robert H. Wadsworth) and eight members from the New York Board (Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, Rebecca W. Rimel, William N. Searcy, Jr., and Jean Gleason Stromberg). Prior to consolidation, four members of the Fund's original Board (Donald L. Dunaway, James R. Edgar, Robert B. Hoffman, and Shirley D. Peterson) resigned.

Additional Information

Automated Information Line	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Sites	www.dws-investments.com or visit our Direct Link: www.cef.dws.com Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Shareholder Service Agent and Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KSM
CUSIP Number	Common Shares	23338T 101
	Preferred Shares	23338T 200

Privacy Statement

This privacy statement is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Investments Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

December 1 through December 31	0	n/a	n/a	n/a
January 1 through January 31	0	n/a	n/a	n/a
February 1 through February 28	0	n/a	n/a	n/a
March 1 through March 31	0	n/a	n/a	n/a
April 1 through April 30	0	n/a	n/a	n/a
May 1 through May 31	0	n/a	n/a	n/a

Total	0	n/a	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic Municipal Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Strategic Municipal Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 30, 2008